ACCESSOR FUNDS

                         SUPPLEMENT DATED MARCH 9, 2009
                                     TO THE
          ADVISOR CLASS SHARES & STRATEGIC ALTERNATIVES FUND PROSPECTUS
         INVESTOR CLASS SHARES & STRATEGIC ALTERNATIVES FUND PROSPECTUS
           A & C CLASS SHARES & STRATEGIC ALTERNATIVES FUND PROSPECTUS
                       (COLLECTIVELY, THE "PROSPECTUSES")
                          EACH DATED SEPTEMBER 1, 2008

This supplement provides new and additional information beyond that contained in the Prospectuses, and should be read in conjunction with such Prospectuses. Capitalized terms not defined herein should have the meaning set forth in the Prospectuses.


--------------------------------------------------------------------------------
            NOT FDIC INSURED   NO BANK GUARANTEE   MAY LOSE VALUE
--------------------------------------------------------------------------------

                 IMPORTANT NOTICE REGARDING CHANGE IN FUND NAME
                              AND INVESTMENT POLICY

THE FOLLOWING INFORMATION APPLIES TO THE ACCESSOR INTERMEDIATE FIXED-INCOME FUND
ONLY:

At a meeting of the Board of Trustees of Forward Funds (the "Trust") held on March 5, 2009, the Trustees, including all of the Trustees who are not "interested persons" of the Trust (as that term is defined in the Investment Company Act of 1940, as amended), approved, on behalf of the Accessor Intermediate Fixed-Income Fund (the "Fund"): (i) a change of name of the Fund to the "Accessor Investment Grade Fixed-Income Fund," and (ii) a change to the principal investment strategies and principal investment risks of the Fund.

CHANGE OF NAME

Effective May 1, 2009, all references in each of the Prospectuses to "Accessor Intermediate Fixed-Income Fund" shall be replaced with "Accessor Investment Grade Fixed-Income Fund."

CHANGE TO PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL INVESTMENT RISKS

Effective May 1, 2009, the following information regarding the investment objective, principal investment strategies and principal investment risks of the Fund will replace the information under the Fund's "Fund Details" section contained on page 18 of each of the Prospectuses:

INVESTMENT OBJECTIVE The Accessor Investment Grade Fixed-Income Fund (formerly known as the Accessor Intermediate Fixed-Income Fund) seeks generation of current income.

                                ------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES | DURATION: One of the fundamental tools used | The Fund seeks to achieve its | by money managers in security selection, is | objective by investing at least | a measure of the price sensitivity of a debt | 80% of its assets in investment | security or a portfolio of debt securities | grade fixed-income securities | to relative changes in interest rates. For | or synthetic instruments, such | instance, a duration of "three" means that a | as options, swaps, forwards and | portfolio's or security's price would be | futures, that are designed to | expected to decrease by approximately 3% | correlate to a portfolio | with a 1% increase in interest rates |
comprised of investment grade | (assuming a parallel shift in the yield | fixed-income securities. This | curve). As of March 31, 2008, the BCGC Index | investment policy and the name | duration was 4.53 years, although the | of the Fund with respect to | duration will likely vary in the future. | fixed-income securities may not -----------------------------------------------|
be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund primarily invests in U.S. corporate bonds, U.S. Government or agency securities and mortgage-backed and asset-backed securities that are of investment grade quality (I.E., rated BBB or higher by S&P or Baa or higher by Moody's) at the time of purchase or that are unrated but judged to be of comparable quality by the Money Manager. The Fund will normally seek to have a dollar-weighted average portfolio duration that does not vary more or less than two years from that of the Fund's benchmark, the Barclays Capital Government/Credit Index (the "BCGC Index"). See Appendix for additional information about the index. The Fund may invest up to 5% of its net assets in securities rated BB or lower by S&P or Ba or lower by Moody's at the time of purchase or debt securities unrated but judged to be of comparable quality by the Money Manager. The Fund may purchase lower rated debt securities when the Money Manager views the issuer's credit as stable or improving, and the difference in the yield offered by investment grade and below investment grade securities is large enough to compensate for the increased risks associated with investing in lower rated securities. The Fund may invest up to 10% of its net assets in emerging markets debt or instruments with exposure to emerging markets debt. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation. The Money Manager will attempt to exceed the total return performance of the BCGC Index.

The portfolio construction of individual portfolios is led by PIMCO's portfolio management group. The structure of this group resembles a hub and spoke system, with seven senior generalist portfolio managers comprising the hub and a group of sector specialists the spokes. PIMCO assigns a generalist portfolio manager to each account. It is the generalist's responsibility to see that all portfolios are structured to reflect the model portfolio defined by the Investment Committee. Generalists are given some latitude in terms of timing and issue selection, but are required to keep portfolio characteristics within a moderate range around model targets. Generalists receive input and strategic ideas from sector specialist teams that cover every segment of the fixed income universe.

PIMCO's investment process includes both top-down and bottom-up decision-making. Bottom-up security selection is an important aspect of portfolio construction. Sector specialists are charged with determining relative value within their sectors and play a key role in security selection. An important resource for the sector specialists is PIMCO's staff of highly seasoned analysts who conduct independent security analysis. PIMCO also utilizes an extensive library of proprietary analytical software to help quantify risks and relative value in different securities.

The top-down analysis is formalized during the "Secular Forum," during which PIMCO establishes their outlook for global bond markets over the next three to five years. Selected members of the investment staff are assigned secular topics to monitor, including monetary and fiscal policy, inflation, demographics, technology, productivity trends, global trade, etc. This outlook is then supplemented by a quarterly economic forum which is used to evaluate growth and inflation over the business cycle horizon of the next 6-9 months.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks."

** ASSET-BACKED SECURITIES RISK. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities, which is discussed below. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund's recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

** BOND MARKET VOLATILITY. Changes in interest rates will affect the performance of debt instruments. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security falls when interest rates rise. Securities with longer durations generally are more sensitive to interest rate changes. In other words, the longer the duration of a security, the greater the impact a change in interest rates is likely to have on the security's price.

** CREDIT RISK. Credit risk is the possibility that a bond issuer (debtor) will fail to make timely payments of interest or principal or go bankrupt. Some issuers may not make payments on debt securities held by the Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for the Fund to sell. Lower rated debt securities and comparable unrated debt securities are more susceptible to these problems than higher quality obligations. Many U.S. Government securities in which the Fund may invest are not supported by the full faith and credit of the U.S. Government (including securities issued by government sponsored enterprises and by certain U.S. federal agencies and instrumentalities) and involve credit risk.

** CURRENCY RISK. Non-U.S. dollar-denominated securities are subject to fluctuations in the exchange rates between the U.S. dollar and foreign currencies which may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments, and may increase any losses. Currency risks are greater in lesser developed markets and can be unpredictably affected by external events.

Purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund, if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

** DERIVATIVES RISK. Derivatives are securities whose value is based upon the value of another security or index. The Fund may use futures, options, swaps and other derivative instruments to hedge or protect the Fund from adverse movements in underlying securities prices and interest rates or as an investment strategy to help attain the Fund's investment objective. The Fund may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. The Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The Fund's use of derivatives could reduce returns, may not be liquid, and may not correlate precisely to the underlying securities or index. Derivatives are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of the Fund and may reduce the Fund's returns. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Money Manager might imperfectly judge the market's direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative. The SAI provides a more detailed description of the types of derivative instruments in which the Fund may invest and their associated risks.

** FOREIGN SECURITIES RISK. Investments in the securities of non-US issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations, caused by economic and political developments. As a result of investing in foreign securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

   o   Unstable political, social and economic conditions;
   o   Lower levels of liquidity and market efficiency;
   o   Greater securities price volatility;
   o   Exchange rate fluctuations and exchange controls;
   o Less availability of adequate or accurate public information about issuers;
   o   Limitations on foreign ownership of securities;
   o   Imposition of withholding or other taxes;
   o Imposition of restrictions on the expatriation of the funds or other assets of the Fund
   o   Higher transaction and custody costs and delays in settlement procedures;
   o   Difficulties in enforcing contractual obligations;
   o   Lower levels of regulation of the securities market;
   o   Weaker accounting, disclosure and reporting requirements;
   o Legal principles relating to corporate governance, directors; fiduciary duties and liabilities and stockholders' rights in markets in which the Fund invests may not be as extensive as those that apply in the United States.

** GOVERNMENT SPONSORED ENTERPRISES ("GSE") RISK. Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government. GSE debt is generally considered to be of high credit quality due to the implied backing of the U.S. Government, but ultimately it is the sole obligation of its issuer. For that reason, GSEs are considered to carry somewhat greater credit risk than securities issued by the U.S. Treasury or government agencies that carry the full faith and credit of the U.S. Government.

** INFLATION RISK. Over time, the real value of an investment in the Fund may be eroded by inflation.

** ISSUER RISK. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities. The value of an individual security or category of securities may be more volatile than the debt market as a whole. Entities providing credit support or a maturity shortening structure are also affected by these types of changes. Any of a Fund's holdings could have its credit downgraded or could default, which could affect the Fund's performance.

** LIQUIDITY RISK. Liquidity risk is financial risk due to uncertain liquidity. An institution might lose liquidity if its credit rating falls, it experiences sudden unexpected cash outflows, or some other event causes counterparties to avoid trading with or lending to the institution. A firm is also exposed to liquidity risk if markets on which it depends are subject to loss of liquidity. Derivative based securities and privately issued mortgage-related securities and other asset-backed securities, which do not have a government or government-sponsored guarantee, that are subject to substantial market and credit risk may have greater liquidity risk. Less liquid securities may trade infrequently, trade at a smaller volume and be quite volatile. This means that they may be harder to purchase or sell at a fair price or quickly enough to prevent or minimize loss.

** LOWER RATED DEBT SECURITIES RISK. Debt securities rated lower than BBB by S&P or lower than Baa by Moody's are commonly referred to as "junk bonds." Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

** MANAGEMENT RISK. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

** MORTGAGE-BACKED SECURITIES RISK. A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-backed securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.

                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

                         SUPPLEMENT DATED MARCH 9, 2009
                                     TO THE
           ACCESSOR FUNDS STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                             DATED SEPTEMBER 1, 2008

This supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with the SAI. Capitalized terms not defined herein should have the meaning set forth in the Prospectuses.


--------------------------------------------------------------------------------

CHANGE OF NAME

Effective  May 1, 2009,  all  references  in the SAI to  "Accessor  Intermediate
Fixed-Income   Fund"  shall  be  replaced  with   "Accessor   Investment   Grade
Fixed-Income Fund."


CHANGE OF NONFUNDAMENTAL INVESTMENT POLICY

Effective May 1, 2009, item number 4 contained under the heading "NONFUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS OF THE UNDERLYING FUNDS" on page 4 of the SAI will be replaced to read as follows:

4. Under normal circumstances, the Investment Grade Fixed-Income Fund will invest at least 80% of its assets in investment grade fixed-income securities or synthetic instruments, such as options, swaps, forwards and futures, that are designed to correlate to a portfolio comprised of investment grade fixed-income securities. The Fund will normally seek to have a dollar-weighted average portfolio duration that does not vary more or less than two years from that of the Fund's benchmark, the Barclays Capital Government/Credit Index.

                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

                                 ACCESSOR FUNDS

                         SUPPLEMENT DATED MARCH 9, 2009
                                     TO THE
          ADVISOR CLASS SHARES & STRATEGIC ALTERNATIVES FUND PROSPECTUS
         INVESTOR CLASS SHARES & STRATEGIC ALTERNATIVES FUND PROSPECTUS
           A & C CLASS SHARES & STRATEGIC ALTERNATIVES FUND PROSPECTUS
                       (COLLECTIVELY, THE "PROSPECTUSES")
                          EACH DATED SEPTEMBER 1, 2008

This supplement provides new and additional information beyond that contained in the Prospectuses, and should be read in conjunction with such Prospectuses. Capitalized terms not defined herein should have the meaning set forth in the Prospectuses.

--------------------------------------------------------------------------------
            NOT FDIC INSURED   NO BANK GUARANTEE   MAY LOSE VALUE
--------------------------------------------------------------------------------

REORGANIZATION OF THE ACCESSOR SHORT-INTERMEDIATE FIXED-INCOME FUND WITH AND INTO THE ACCESSOR INTERMEDIATE FIXED-INCOME FUND AND LIQUIDATION OF A CLASS SHARES OF THE ACCESSOR SHORT-INTERMEDIATE FIXED-INCOME FUND

At a meeting of the Board of Trustees of Forward Funds (the "Trust") held on March 5, 2009, the Trustees, including all of the Trustees who are not "interested persons" of the Trust (as that term is defined in the Investment Company Act of 1940, as amended) ("Independent Trustees"), approved a form of Agreement and Plan of Reorganization ("Reorganization Agreement") that provides for the reorganization of a series of the Trust, Accessor Short-Intermediate Fixed-Income Fund, into another series of the Trust, Accessor Intermediate
Fixed-Income Fund (to be renamed the "Accessor Investment Grade Fixed-Income Fund," effective May 1, 2009) (the "Reorganization"). The Reorganization does not require shareholder approval.

Also at the March 5, 2009 meeting and in connection with the Reorganization, the Board, including all of the Independent Trustees, approved the liquidation of A Class shares of the Accessor Short-Intermediate Fixed-Income Fund (the "Liquidation").

Effective as of the close of business on March 9, 2009, in anticipation of the Liquidation, A Class shares of the Accessor Short-Intermediate Fixed-Income Fund will no longer be sold to new investors or existing shareholders (except through reinvested dividends and automatic investment plans) or be eligible for exchanges from other Accessor Funds. In addition, effective as of the close of business on March 9, 2009, A Class shares of the Accessor Short-Intermediate Fixed-Income Fund will be closed to all new accounts.

Distribution and Service (Rule 12b-1) Fees will continue to be paid on behalf of A Class shares of the Accessor Short-Intermediate Fixed-Income Fund after March 9, 2009. These Fees are paid for ongoing shareholder services, to compensate brokers for past sales and to reimburse the Fund's distributor for commissions paid in connection with past sales.

The Liquidation is expected to occur on or about April 20, 2009 or on such later date as the officers of the Trust determine (the "A Class Liquidation Date"). As of the close of business on the A Class Liquidation Date, A Class shares of the Accessor Short-Intermediate Fixed-Income Fund will liquidate. As soon as is practicable after that date, each holder of A Class shares of the Accessor
Short-Intermediate Fixed-Income Fund will receive their proportionate interest in net assets of the A Class shares of the Accessor Short-Intermediate Fixed-Income Fund. On or shortly after the A Class Liquidation Date, A Class shares will be terminated as a share class of the Accessor Short-Intermediate Fixed-Income Fund.

Effective as of the close of business on March 9, 2009, in anticipation of the Reorganization, C Class, Advisor Class and Investor Class shares of the Accessor Short-Intermediate Fixed-Income Fund will no longer be sold to new investors. Existing shareholders of these share classes may continue to purchase C Class, Advisor Class and Investor Class shares after this date and these share classes will continue to be eligible for exchanges from other Accessor Funds after this date until on or about April 20, 2009.

The Reorganization is expected to occur on or about April 30, 2009 or on such later date as the officers of the Trust determine (the "Reorganization Date"). As of the close of business on the Reorganization Date, pursuant to the Reorganization Agreement, each shareholder of C Class, Advisor Class and Investor Class shares of the Accessor Short-Intermediate Fixed-Income Fund will become the owner of the number of corresponding full and fractional shares of the Accessor Intermediate Fixed-Income Fund, having an equal aggregate net asset value.

The Board, including all of the Independent Trustees, carefully considered the proposed Reorganization and have determined that the proposed Reorganization:
(1) is in the best interests of the Accessor Intermediate Fixed-Income Fund and the Accessor Short-Intermediate Fixed-Income Fund (each a "Fund" and collectively, the "Funds"), and (2) would not result in a dilution of the interests of shareholders in either Fund.

No sales load, commission or other transactional fee will be imposed as a result of the Reorganization. The expenses incurred in connection with the Reorganization will be borne in equal portions among each Fund and Forward Management, LLC, each Fund's investment adviser, inclusive of any brokerage fees and brokerage expenses associated with the Reorganization. In addition, the closing of the Reorganization will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Reorganization will qualify as a tax-free reorganization for federal income tax purposes. As a result, it is anticipated that holders of C Class, Advisor Class and Investor Class shares of either Fund will not recognize any gain or loss in connection with the proposed Reorganization.

Holders of A Class shares of the Accessor Short-Intermediate Fixed-Income Fund who determine that they do not wish to have their shares automatically redeemed may exchange their shares of the Accessor Short-Intermediate Fixed-Income Fund before the A Class Liquidation Date for shares of another Accessor Fund by contacting the Trust or their broker, financial intermediary or other financial institution. Holders of C Class, Advisor Class or Investor Class shares of the Accessor Short-Intermediate Fixed-Income Fund who determine that they do not wish to become shareholders of the Accessor Intermediate Fixed-Income Fund may:
(1) redeem their shares of the Accessor Intermediate Fixed-Income Fund before the Reorganization Date, or (2) exchange their shares of the Accessor Short-Intermediate Fixed-Income Fund before the Reorganization Date for shares of another Accessor Fund by contacting the Trust or their broker, financial intermediary or other financial institution. Please note that a redemption of shares or an exchange of shares of the Accessor Short-Intermediate Fixed-Income Fund into another Accessor Fund will be a taxable event and a shareholder may recognize a gain or loss in connection with that transaction.

COMPARISON OF THE FUNDS

The following comparison of the Funds is a summary only. In order to better understand the differences between the investment policies, strategies and risks of the Accessor Short-Intermediate Fixed-Income

Fund and those of the Accessor Intermediate Fixed-Income Fund, you should refer to the Prospectuses and Statement of Additional Information for the each of the Funds, which are available free upon request by calling 1-800-759-3504 and on the Accessor Funds' website by visiting www.accessor.com.

The Funds are each diversified series of the Trust and share the same Board of Trustees. The Funds' fundamental investment policies (that is, those investment policies that cannot be changed without the approval of a majority of the outstanding shares of a Fund) are identical in all material respects.

INVESTMENT ADVISERS AND OTHER SERVICE PROVIDERS

Forward Management, LLC serves as the investment adviser and as the transfer agent for each Fund. Pacific Investment Management Company LLC ("PIMCO") currently serves as the sub-adviser for each Fund, with the same portfolio management team at PIMCO managing each Fund. The Funds also have a common principal underwriter (SEI Investments Distribution Co.) and a common administrator and fund accounting agent (SEI Investments Global Funds Services).

TOTAL OPERATING EXPENSES

The total fund expense ratios of each class of each Fund included in the Reorganization are compared below:

             TOTAL FUND OPERATING EXPENSES (AS OF DECEMBER 31, 2008)

                    ACCESSOR SHORT-INTERMEDIATE           ACCESSOR INTERMEDIATE
                    FIXED-INCOME FUND                       FIXED-INCOME FUND

     ADVISOR CLASS           0.92%                                 0.88%
     INVESTOR CLASS          1.40%                                 1.33%
     C CLASS                 1.91%                                 1.87%

INVESTMENT STRATEGIES

The Accessor Short-Intermediate Fixed-Income Fund and the Accessor Intermediate Fixed-Income Fund (to be renamed the "Accessor Investment Grade Fixed-Income Fund," effective May 1, 2009) share substantially the same investment objectives and principal investment strategies. Below is a comparison of the Funds. A primary difference is that the current portfolio duration standards applicable to the Accessor Short-Intermediate Fixed-Income Fund will not apply after the Reorganization takes place.

--------------------- --------------------------------------------    ----------------------------------------------
                                ACCESSOR SHORT-INTERMEDIATE                      ACCESSOR INTERMEDIATE
                                     FIXED-INCOME FUND                    FIXED-INCOME FUND (TO BE RENAMED THE
                                                                      "ACCESSOR INVESTMENT GRADE FIXED-INCOME FUND")
--------------------- --------------------------------------------    ----------------------------------------------
INVESTMENT            Seeks  generation of  current  income. The  Accessor  Short-Intermediate  Fixed-Income  Fund
OBJECTIVE             included a reference to capital preservation as part of its Investment Objective. While this reference  is  not  included in  the  Investment  Objective  of  the  Accessor  Intermediate
                      Fixed-Income Fund, the absence of  this reference is not material to the manner in which the
                      Fund will be managed.
--------------------- ---------------------------------------------------------------------------------------------

--------------------- --------------------------------------------    ----------------------------------------------
                                ACCESSOR SHORT-INTERMEDIATE                      ACCESSOR INTERMEDIATE
                                     FIXED-INCOME FUND                    FIXED-INCOME FUND (TO BE RENAMED THE
                                                                      "ACCESSOR INVESTMENT GRADE FIXED-INCOME FUND")
--------------------- --------------------------------------------    ----------------------------------------------
PRINCIPAL             The Fund seeks to achieve its  objective  by     The Fund seeks to achieve its  objective  by
INVESTMENT            investing  at  least  80% of its  assets  in     investing  at  least  80% of its  assets  in
STRATEGIES            fixed-income  securities.   This  investment     investment grade fixed-income  securities or
                      policy and the name of the Fund with respect     synthetic  instruments,   such  as  options,
                      to   fixed-income   securities  may  not  be     swaps,   forwards  and  futures,   that  are
                      changed   unless   Fund   shareholders   are     designed   to   correlate   to  a  portfolio
                      notified  at least 60 days in advance of the     comprised of investment  grade  fixed-income
                      proposed change.                                 securities.  This investment  policy and the
                                                                       name   of   the   Fund   with   respect   to
                                                                       fixed-income  securities  may not be changed
                                                                       unless  Fund  shareholders  are  notified at
                                                                       least  60 days in  advance  of the  proposed
                                                                       change.
                      --------------------------------------------     --------------------------------------------
                      The  Fund  will  normally  seek  to  have  a     The  Fund  will  normally  seek  to  have  a
                      dollar-weighted  average portfolio  duration     dollar-weighted  average portfolio  duration
                      of not less  than two  years  nor more  than     that  does  not vary  more or less  than two
                      five   years   and   normally   invests   in     years from that of the Fund's benchmark, the
                      securities so that the Fund's  duration does     Barclays  Capital   Government/Credit  Index
                      not vary  more or less than 20% from that of     (formerly   known  as  the  Lehman  Brothers
                      the Fund's  benchmark,  the Barclays Capital     Government/Credit Index).
                      Government/Credit  1-5 Year Index  (formerly
                      known     as     the     Lehman     Brothers
                      Government/Credit 1-5 Year Index).
                      --------------------------------------------     --------------------------------------------
                      The Fund primarily invests in U.S. corporate     The Fund primarily invests in U.S. corporate
                      bonds, U.S.  Government or agency securities     bonds, U.S.  Government or agency securities
                      and    mortgage-backed    and   asset-backed     and    mortgage-backed    and   asset-backed
                      securities  that  are  of  investment  grade     securities  that  are  of  investment  grade
                      quality at the time of  purchase or that are     quality (I.E., rated BBB or higher by S&P or
                      unrated  but  judged  to  be  of  comparable     Baa or  higher  by  Moody's)  at the time of
                      quality by the Money Manager.                    purchase  or that are  unrated but judged to
                                                                       be  of  comparable   quality  by  the  Money
                                                                       Manager.
--------------------- --------------------------------------------     --------------------------------------------

--------------------- --------------------------------------------    ----------------------------------------------
                                ACCESSOR SHORT-INTERMEDIATE                      ACCESSOR INTERMEDIATE
                                     FIXED-INCOME FUND                    FIXED-INCOME FUND (TO BE RENAMED THE
                                                                      "ACCESSOR INVESTMENT GRADE FIXED-INCOME FUND")
--------------------- --------------------------------------------    ----------------------------------------------
                      The Fund may  also  invest  up to 20% of the     The  Fund  may  invest  up to 5% of its  net
                      Fund's net assets in securities rated BBB by     assets  in  securities  rated BB or lower by
                      S&P or Baa  by  Moody's  and up to 5% of the     S&P or Ba or lower by Moody's at the time of
                      Fund's net assets in securities  rated BB by     purchase  or  debt  securities  unrated  but
                      S&P or Ba by  Moody's,  or  debt  securities     judged to be of  comparable  quality  by the
                      that  are   unrated  but  judged  to  be  of     Money Manager.
                      comparable quality by the Money Manager. The
                      Fund invests  principally in debt securities
                      with  durations  between  one and five years
                      and rated A or higher by S&P or  Moody's  at
                      the time of purchase.
--------------------- --------------------------------------------     --------------------------------------------
                      The Fund may  purchase lower rated debt  securities when the Money Manager views the issuer's credit as  stable or improving, and the difference  in the yield offered  by investment grade and below investment  grade securities is large enough to  compensate for the increased risks associated with investing in lower rated securities.
--------------------- ---------------------------------------------------------------------------------------------
                                                                       The  Fund  may  invest  up  to  10%  of  its
                                                                       net assets  in  emerging   markets  debt  or
                                                                       instruments    with   exposure   to emerging
                                                                       markets debt.
--------------------- -------------------------------------------      --------------------------------------------
                      The Fund may utilize options on U.S. Government  securities,  interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance  income,  but not for  speculation.  The Money  Manager will attempt to exceed the total return performance of the Fund's index.
--------------------- ---------------------------------------------------------------------------------------------
                      The portfolio  construction of individual  portfolios is led by PIMCO's portfolio  management group.  The  structure  of this group  resembles a hub and spoke  system,  with seven  senior generalist  portfolio  managers  comprising  the hub and a group of  sector  specialists  the spokes.  PIMCO assigns a generalist portfolio manager to each account. It is the generalist's responsibility  to see that all  portfolios  are  structured  to reflect the model  portfolio defined by the Investment  Committee.  Generalists are given some latitude in terms of timing and issue  selection,  but are required to keep portfolio  characteristics  within a moderate range  around  model  targets.  Generalists  receive  input and  strategic  ideas from sector specialist teams that cover every segment of the fixed income universe.
--------------------- ---------------------------------------------------------------------------------------------
                      PIMCO's  investment process includes both top-down and bottom-up  decision-making.  Bottom-up security selection is an important aspect of portfolio  construction.  Sector specialists are charged with determining  relative value within their sectors and play a key role in security selection.  An  important  resource  for the sector  specialists  is PIMCO's  staff of highly seasoned analysts who conduct independent security analysis. PIMCO also utilizes an extensive library of  proprietary  analytical  software to help  quantify  risks and relative  value in different securities.
--------------------- ---------------------------------------------------------------------------------------------

--------------------- --------------------------------------------    ----------------------------------------------
                                ACCESSOR SHORT-INTERMEDIATE                      ACCESSOR INTERMEDIATE
                                     FIXED-INCOME FUND                    FIXED-INCOME FUND (TO BE RENAMED THE
                                                                      "ACCESSOR INVESTMENT GRADE FIXED-INCOME FUND")
--------------------- --------------------------------------------    ----------------------------------------------
                      The  top-down  analysis  is  formalized  during  the  "Secular  Forum,"  during  which  PIMCO establishes their outlook for global bond markets over the next three to five years. Selected members of the investment  staff are assigned secular topics to monitor,  including  monetary and fiscal policy, inflation,  demographics,  technology,  productivity trends, global trade, etc.  This  outlook is then  supplemented  by a  quarterly  economic  forum  which is used to evaluate growth and inflation over the business cycle horizon of the next 6-9 months.
--------------------- ---------------------------------------------------------------------------------------------

                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE